CENTURY CAPITAL MANAGEMENT TRUST

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Alexander L. Thorndike, certify that, to my knowledge:

1. The periodic report on Form N-CSR (the "Report") of Century Capital Management Trust (the "Registrant") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  July 8, 2009                                  /s/ Alexander L. Thorndike
       ------------                                  ---------------------------
                                                     Alexander L. Thorndike
                                                     Principal Executive Officer

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                        CENTURY CAPITAL MANAGEMENT TRUST

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Julie Smith, certify that, to my knowledge:

1. The periodic report on Form N-CSR (the "Report") of Century Capital Management Trust (the "Registrant") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  July 8, 2009                                  /s/ Julie Smith
       ------------                                  ---------------------------
                                                     Julie Smith
                                                     Principal Financial Officer